EX-99.19a-1

MFS® Intermediate High Income Fund

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	November-2022
Distribution amount per share	$0.01390

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown	Total cumulative	% Breakdown of the total
		of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00848	61%	$0.12145	62%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00542	39%	0.07443	38%
Other Capital Source
Total (per common share)	$0.01390	100%	$0.19588	100%
Average annual total return (in relation to NAV) for the five years ended 10-31-2022				0.28%
Annualized current distribution rate expressed as a percentage of month end NAV as of 10-31-2022				9.32%
Cumulative total return (in relation to NAV) for the fiscal year through 10-31-2022				-15.73%
Cumulative fiscal year distributions as a percentage of NAV as of 10-31-2022				10.94%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-1122

MFS® Intermediate High Income Fund

P.O. Box 43078

Providence, RI 02940-3078

Notice to shareholders — Source of distribution

Distribution period	October-2022
Distribution amount per share	$0.01438

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown	Total cumulative	% Breakdown of the total
		of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00892	62%	$0.11283	62%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00546	38%	0.06915	38%
Other Capital Source
Total (per common share)	$0.01438	100%	$0.18198	100%
Average annual total return (in relation to NAV) for the five years ended 9-30-2022				-0.47%
Annualized current distribution rate expressed as a percentage of month end NAV as of 9-30-2022				9.97%
Cumulative total return (in relation to NAV) for the fiscal year through 9-30-2022				-19.21%
Cumulative fiscal year distributions as a percentage of NAV as of 9-30-2022				10.52%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-1022

MFS® Intermediate High Income Fund

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	September-2022
Distribution amount per share	$0.01541

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown	Total cumulative	% Breakdown of the total
		of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00925	60%	$0.10391	62%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00616	40%	0.06369	38%
Other Capital Source
Total (per common share)	$0.01541	100%	$0.16760	100%
Average annual total return (in relation to NAV) for the five years ended 8-31-2022				1.03%
Annualized current distribution rate expressed as a percentage of month end NAV as of 8-31-2022				9.94%
Cumulative total return (in relation to NAV) for the fiscal year through 8-31-2022				-13.91%
Cumulative fiscal year distributions as a percentage of NAV as of 8-31-2022				9.01%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0922

MFS® Intermediate High Income Fund

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	August-2022
Distribution amount per share	$0.01481

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown	Total cumulative	% Breakdown of the total
		of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00918	62%	$0.09436	62%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00563	38%	0.05783	38%
Other Capital Source
Total (per common share)	$0.01481	100%	$0.15219	100%
Average annual total return (in relation to NAV) for the five years ended 7-31-2022				1.77%
Annualized current distribution rate expressed as a percentage of month end NAV as of 7-31-2022				9.11%
Cumulative total return (in relation to NAV) for the fiscal year through 7-31-2022				-10.46%
Cumulative fiscal year distributions as a percentage of NAV as of 7-31-2022				7.80%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0822

MFS® Intermediate High Income Fund

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	July-2022
Distribution amount per share	$0.01502

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown	Total cumulative	% Breakdown of the total
		of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.00946	63%	$0.08518	62%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00556	37%	0.05220	38%
Other Capital Source
Total (per common share)	$0.01502	100%	$0.13738	100%
Average annual total return (in relation to NAV) for the five years ended 6-30-2022				0.30%
Annualized current distribution rate expressed as a percentage of month end NAV as of 6-30-2022				10.01%
Cumulative total return (in relation to NAV) for the fiscal year through 6-30-2022				-17.97%
Cumulative fiscal year distributions as a percentage of NAV as of 6-30-2022				7.63%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0722

MFS® Intermediate High Income Fund

P.O. Box 505005

Louisville, KY 40233-5005

Notice to shareholders — Source of distribution

Distribution period	June-2022
Distribution amount per share	$0.01559

The following table sets forth the estimated amounts of the current distribution and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital or other capital source. The fund's fiscal year begins each December 1st. All amounts are expressed per common share.

	Current	% Breakdown	Total cumulative	% Breakdown of the total
		of current	distributions for the	cumulative distributions
	distribution	distribution	fiscal year to date	for the fiscal year to date
Net Investment Income	$0.01060	68%	$0.07586	62%
Net Realized ST Cap Gains	0.00000	0%	0.00000	0%
Net Realized LT Cap Gains	0.00000	0%	0.00000	0%
Return of Capital or	0.00499	32%	0.04650	38%
Other Capital Source
Total (per common share)	$0.01559	100%	$0.12236	100%
Average annual total return (in relation to NAV) for the five years ended 5-31-2022				2.49%
Annualized current distribution rate expressed as a percentage of month end NAV as of 5-31-2022				9.26%
Cumulative total return (in relation to NAV) for the fiscal year through 5-31-2022				-8.74%
Cumulative fiscal year distributions as a percentage of NAV as of 5-31-2022				6.06%

You should not draw any conclusions about the fund's investment performance from the amount of this distribution or from the terms of the fund's managed distribution plan.

The fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital distribution does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax-reporting purposes. The actual amounts and sources of the amounts for tax-reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. If you have any questions regarding this information, please call our fund service department at 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time.

CIHSN-0622